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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 25, 1999, which report is included in Hanover Compressor Company's Quartely Report on form 10-K dated March 31, 1999.




/s/ PricewaterhouseCoopers LLP